                          Van Eck Worldwide Bond Fund
                    --------------------------------------
                            1997 Semi-Annual Report

Dear Fellow Shareholder:

Global bond markets achieved good performance in local currency terms during the first half of the year as inflation and short-term interest rates in most parts of the world remained low. Continued strength of the U.S. dollar, however, pushed many foreign bond market returns into negative territory for U.S. investors. The Worldwide Bond Fund had a total return of -0.9% for the six months ended June 30, 1997.

Bond Market Review

The major factors influencing the global fixed income markets in the first half of the year have been the continued benign inflation backdrop, which has allowed central banks to tolerate periods of economic growth without generally raising interest rates, and the continuing march toward European Monetary Union
(EMU).

The United States is in its seventh year of economic expansion and yet, inflationary pressures remain benign--in fact, recent data show inflation to have fallen to 2.5%, a new low for this cycle. Despite a Federal Reserve increase in the federal funds target rate from 5.25% to 5.50% on March 25 due to concerns over wage inflation (which later reports showed to be unfounded), overall concerns over inflation and further rate hikes were at a minimum, particularly in the second quarter. U.S. bonds ended the first half of the year with returns of 2.6%. We maintained a fairly heavy position in dollar bloc bonds throughout the period. In addition, we increased our position in Australia and New Zealand as yields there were relatively high, economic growth has been weak and the dollar continued to soar.

We had an underweight position in European bonds expecting European growth to accelerate, although in local currency terms, many European bond markets fared well as inflation and short-term rates there remained low. The core European countries (France and Germany) have been discovering that meeting the Maastricht criteria for EMU qualification is proving much more difficult than expected as slow domestic demand has put upward pressure on fiscal deficits. Given this uncertainty, the "peripheral" European bond markets outperformed as their own positions in EMU seem to be becoming more secure. We maintained Fund positions in Italy and Sweden (totaling about 9% of net assets) while taking profits and liquidating most of the Spanish bond position in February as EMU concerns threatened a period of volatility.

We substantially increased the portfolio's weighting to United Kingdom bonds from about 5% of assets in the beginning of the year to almost 14% by June 30. UK bonds were Europe's best performers over the past six months, largely due to the fact that the newly-elected Labour administration granted the Bank of England independence in setting interest rates (a move that is expected to help keep inflation under control). The UK market was one of the few European bond markets to maintain positive gains in dollar terms as the pound strengthened.

Economic growth in Japan picked up in the first quarter and we liquidated the Fund's Japanese bond position in March. In the second quarter, Japanese bonds did experience negative returns; however, strength of the yen converted those results to positive numbers in dollar terms for unhedged portfolios.

Currency Review

The U.S. dollar has been in a cyclical upswing for almost two years and continued to surge versus most major currencies, particularly in the first quarter. This was largely due to differentials in growth and interest rates between the U.S. and its trading partners. Our large U.S. currency position helped Fund performance somewhat, but the overwhelming strength of the dollar versus most foreign currencies still led to lower returns overall. The Japanese yen began to move higher in the second quarter and we added a yen position to the portfolio, ranging from about 8%-15%. Meanwhile, the Deutschemark came under pressure against the peripheral European currencies due to EMU qualification issues that arose, putting its position as a "hard" currency in question.

THE OUTLOOK

We are fairly optimistic on the outlook for global bonds given the low inflation, low interest rate outlook for much of the world. We believe the dollar bloc markets will continue to outperform most European markets as economic growth picks up on the Continent and we are maintaining our heavy dollar bloc weighting. Among the European markets, the peripheral markets should again mildly outperform the core markets as EMU convergence continues. In terms of currency, although fundamental analysis suggests that the dollar should retreat versus the mark, EMU issues should keep levels between the two currencies somewhat static. The yen should move slightly higher against the dollar as the Japanese economy picks up further. We will continue to be flexible in our positioning of Fund assets in order to take advantage of these trends.

We would like to thank you for your investment in the Worldwide Bond Fund. We look forward to helping you meet your investment objectives in the future.



/s/ John C. van Eck      /s/ Madis Senner

John C. van Eck         Madis Senner
Chairman                Portfolio Manager

July 22, 1997



--------------------------------------------------------------------------------
Performance Record as of 6/30/97
--------------------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURN
-------------------------
Life (since 9/1/89)  6.1%
-------------------------
5 year               3.3%
-------------------------
1 year               3.8%

--------------------------------------------------------------------------------

These returns do not take variable annuity/life fees and expenses into account. The performance data reflects past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                              Worldwide Bond Fund
               Statement of Net Assets June 30, 1997 (unaudited)

Bonds and Notes                           Principal Amount         Value (Note 1)
---------------------------------------------------------------------------------
Australia: 5.6%
Australian Government Bond
 10.00% due 10/15/07                     AUD     6,700,000          $  6,122,258
                                                                    ------------
Canada: 8.0%
Canadian Government Bonds
 8.00% due 6/01/27                       CAD     5,000,000             4,133,914
 7.25% due 6/01/07                               6,000,000             4,633,936
                                                                    ------------
                                                                       8,767,850
                                                                    ------------
France: 4.9%
 BTNS 5.5% due 10/12/01*                 FRF    30,500,000             5,406,896
                                                                    ------------
Germany: 4.6%
Bundesrepublik Deutschland Bonds
 7.375% due 1/03/05*                     DEM     3,000,000             1,926,501
 6.00% due 1/04/07*                              5,300,000             3,106,923
                                                                    ------------
                                                                       5,033,424
                                                                    ------------
Ireland: 2.0%
Irish Government Bond
 8.00% due 8/18/06                       IEP     1,350,000             2,244,097
                                                                    ------------
Italy: 4.0%
Italian Government Bonds
 9.00% due 11/01/23                      ITL   325,000,000             2,227,712
 7.50% due 10/01/99                          3,600,000,000             2,181,061
                                                                    ------------
                                                                       4,408,773
                                                                    ------------
New Zealand: 4.7%
New Zealand Government Bond
 10.00% due 3/15/02                      NZD     6,700,000             5,143,473
                                                                    ------------
Spain: 0.9%
Spanish Government Bond
 7.40% due 7/30/99                       ESP   135,000,000               956,899
                                                                    ------------
Sweden: 5.2%
Swedish Government Bonds
 10.25% due 5/05/03                      SEK    28,000,000             3,546,159
  6.00% due 2/09/05                             14,000,000             2,186,302
                                                                    ------------
                                                                       5,732,461
                                                                    ------------
United Kingdom: 13.6%
Great Britain Government Bond
 7.50% due 12/07/06                      GBP     6,800,000            11,614,652
JP Morgan
 7.75% due 12/30/03                              2,000,000             3,370,862
                                                                    ------------
                                                                      14,985,514
                                                                    ------------
United States: 21.3%
U.S. Treasury Notes
 8.75% due 8/15/20*                      USD     2,000,000             2,429,376
 7.125% due 9/30/99*                             6,700,000             6,840,285
 6.50% due 8/15/05*                              1,320,000             1,317,113
 6.25% due 2/15/07*                              1,500,000             1,467,657
 5.50% due 11/15/98*                             7,400,000             7,356,066
U.S. Treasury Bond
 6.75% due 8/15/26*                              4,000,000             3,958,752
                                                                    ------------
                                                                      23,369,249
                                                                    ------------
Total Bonds and Notes: 74.8% (Cost: $82,075,204)                      82,170,894
                                                                    ------------
Short-Term Obligations
---------------------------------------------------------------------------------
United States: 23.7%
U.S. Treasury Bills
 Interest Yield 4.63% due 7/24/97        USD    21,100,000            20,037,461
 Interest Yield 5.10% due 8/21/97                6,000,000             5,956,650
                                                                    ------------
Total Short-Term Obligations: 23.7% (Amortized Cost:
 $25,994,111)                                                         25,994,111
                                                                    ------------
Total Investments: 98.5% (Cost $108,069,315)                         108,165,005
Other Assets Less Liabilities: 1.5%                                    1,604,834
                                                                    ------------
Net Assets: 100%                                                    $109,769,839
                                                                    ============

-------
* These securities are segregated for forward currency contracts.

                       See Notes to Financial Statements.

              Worldwide Bond Fund Financial Statements (unaudited)
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1997

Assets:
Investments at value (identified cost, $108,069,315) (Note 1)....  $108,165,005
Receivables:
 Interest........................................................     1,724,869
 Capital shares sold.............................................       207,486
                                                                   ------------
  Total assets...................................................   110,097,360
                                                                   ------------
Liabilities:
Payables:
 Unrealized depreciation on forward currency contracts (Note 4)..       245,470
 Due to custodian................................................        19,664
 Capital stock redeemed..........................................         1,320
 Accounts payable................................................        61,067
                                                                   ------------
  Total liabilities..............................................       327,521
                                                                   ------------
Net Assets.......................................................  $109,769,839
                                                                   ============
Shares Outstanding...............................................    10,319,292
                                                                   ============
Net asset value, redemption price and offering price per share...        $10.64
                                                                         ======
Net assets consist of:
 Aggregate paid in capital.......................................  $114,189,533
 Unrealized depreciation of investments, forward contracts and
  foreign currency...............................................      (168,071)
 Undistributed net investment income.............................     1,514,581
 Cumulative realized losses......................................    (5,766,204)
                                                                   ------------
                                                                   $109,769,839
                                                                   ============

                       See Notes to Financial Statements.

              Worldwide Bond Fund Financial Statements (unaudited)
--------------------------------------------------------------------------------
Statements of Operations

                                         For the
                                        Six Months             For the
                                          Ended              Eight Months
                                      June 30, 1997             Ended
                                       (unaudited)        December 31, 1996
                                   --------------------  ---------------------
Interest Income (Note 1).........           $ 2,642,198            $ 4,645,236
Expenses:
Management (Note 2)..............  $551,519              $755,274
Administrative (Note 2)..........     2,413                 4,392
Reports to shareholders..........    16,616                30,248
Custody..........................     8,732                21,652
Professional fees................    19,719                35,898
Trustees.........................     4,708                 8,570
Miscellaneous....................    14,841                25,347
                                   --------              --------
 Total expenses..................   618,548               881,381
 Expenses reduced by a custodian
  fee arrangement (Note 2).......       --                 (5,756)
                                   --------              --------
 Net expenses....................               618,548                875,625
                                            -----------            -----------
 Net investment income...........             2,023,650              3,769,611
Realized and Unrealized Gain
 (Loss) on Investments (Note 3):
Realized gain from security
 transactions....................                66,258                817,168
Realized loss from foreign
 currency transactions...........            (1,209,857)            (1,674,843)
Change in unrealized appreciation
 (depreciation) of investments...            (1,715,742)             2,881,675
Change in unrealized depreciation
 of foreign currency receivables
 and payables....................                 2,203                 12,454
Change in unrealized depreciation
 of forward currency contracts...              (258,013)              (384,523)
                                            -----------            -----------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations......................           $(1,091,501)           $ 5,421,542
                                            ===========            ===========

                       See Notes to Financial Statements.

              Worldwide Bond Fund Financial Statements (unaudited)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                         For the
                                        Six Months     For the
                                          Ended      Eight Months      Year
                                         June 30,       Ended         Ended
                                           1997      December 31,   April 30,
                                       (unaudited)       1996          1996
                                       ------------  ------------  ------------
Increase (Decrease) in Net Assets:
 Operations:
 Net investment income...............  $  2,023,650  $  3,769,611  $  5,770,316
 Realized gain from futures contracts
  and options........................           --            --          3,705
 Realized gain from security
  transactions.......................        66,258       817,168     1,311,357
 Realized gain (loss) from foreign
  currency transactions..............    (1,209,857)   (1,674,843)    1,451,829
 Change in unrealized appreciation
  (depreciation) of investments......    (1,715,742)    2,881,675    (2,111,991)
 Change in unrealized appreciation
  (depreciation) of foreign currency
  receivables and payables...........         2,203        12,454        59,383
 Change in unrealized appreciation
  (depreciation) of forward currency
  contracts..........................      (258,013)     (384,523)   (3,980,822)
 Change in unrealized appreciation
  (depreciation) of futures
  contracts..........................           --            --          4,120
                                       ------------  ------------  ------------
 Increase (decrease) in net assets
  resulting from operations..........    (1,091,501)    5,421,542     2,507,897
                                       ------------  ------------  ------------
 Dividends to shareholders from net
  investment income..................    (3,749,849)   (3,020,905)   (8,098,367)
                                       ------------  ------------  ------------
Capital share transactions*:
 Net proceeds from sales of shares...     8,922,796    26,077,547    56,024,013
 Reinvestment of dividends...........     3,749,849     3,020,905     8,098,367
                                       ------------  ------------  ------------
                                         12,672,645    29,098,452    64,122,380
 Cost of shares reacquired...........   (16,737,579)  (20,363,640)  (64,457,152)
                                       ------------  ------------  ------------
 Increase (decrease) in net assets
  resulting from capital share
  transactions.......................    (4,064,934)    8,734,812      (334,772)
                                       ------------  ------------  ------------
 Total increase (decrease) in net
  assets.............................    (8,906,284)   11,135,449    (5,925,242)
Net Assets:
 Beginning of period.................   118,676,123   107,540,674   113,465,916
                                       ------------  ------------  ------------
 End of period (including
  undistributed net investment income
  of $1,514,581,
  $3,513,748 and $2,970,039,
  respectively)......................  $109,769,839  $118,676,123  $107,540,674
                                       ============  ============  ============
*Shares of Beneficial Interest Issued
 and Redeemed
 (Unlimited number of $.001 par value
 shares authorized)
 Shares sold.........................       843,660     2,409,912     5,046,092
 Reinvestment of dividends...........       355,099       286,885       731,260
                                       ------------  ------------  ------------
                                          1,198,759     2,696,797     5,777,352
 Shares reacquired...................    (1,574,259)   (1,886,609)   (5,794,591)
                                       ------------  ------------  ------------
 Net increase (decrease).............      (375,500)      810,188       (17,239)
                                       ============  ============  ============

                       See Notes to Financial Statements.

                              Worldwide Bond Fund
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                          For the Six Months For the Eight Months
                                Ended               Ended                   Year Ended April 30,
                            June 30, 1997        December 31,     ---------------------------------------------
                             (unaudited)             1996           1996      1995     1994     1993     1992
                          ------------------ -------------------- --------  --------  -------  -------  -------
Net Asset Value,
 Beginning of Period....         $11.10              $10.88         $11.46    $10.05   $10.62   $11.57   $10.82
                               --------            --------       --------  --------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..           0.20                0.36           0.58      0.68*    0.63     0.81     0.62
 Net Gains (Losses) on
  Securities (both
  realized and
  unrealized)...........          (0.30)               0.17          (0.34)     0.77    (0.37)   (0.75)    0.67
                               --------            --------       --------  --------  -------  -------  -------
Total From Investment
 Operations.............          (0.10)               0.53           0.24      1.45     0.26     0.06     1.29
                               --------            --------       --------  --------  -------  -------  -------
Less Distributions:
 Dividends from net
  investment income.....          (0.36)              (0.31)         (0.82)    (0.04)   (0.72)   (0.83)   (0.53)
 Distributions from
  capital gains.........            --                  --             --        --     (0.11)   (0.18)   (0.01)
                               --------            --------       --------  --------  -------  -------  -------
Total Distributions.....          (0.36)              (0.31)         (0.82)    (0.04)   (0.83)   (1.01)   (0.54)
                               --------            --------       --------  --------  -------  -------  -------
Net Asset Value, End of
 Period.................         $10.64              $11.10         $10.88    $11.46   $10.05   $10.62   $11.57
                               ========            ========       ========  ========  =======  =======  =======
Total Return (a)........         (0.88%)              4.98%          2.07%    14.51%    2.49%    0.38%   12.21%
----------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........       $109,770            $118,676       $107,541  $113,466  $80,908  $66,035  $40,930
Ratio of Gross Expenses
 to Average Net Assets..          1.12%(b)            1.17%(b)       1.10%     0.99%
Ratio of Net Expenses to
 Average Net Assets.....          1.12%(b)            1.16%(b)       1.08%     0.98%    0.93%    1.01%    1.05%
Ratio of Net Income to
 Average Net Assets.....          3.65%(b)            4.99%(b)       5.26%     6.24%    6.47%    8.47%    8.55%
Portfolio Turnover Rate.        107.50%              73.95%        208.05%   265.87%   37.59%  248.21%  231.34%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the period and a redemption on the last day of the period. Total returns for the periods less than one year were not annualized.
(b) Annualized.
 * Based on average shares outstanding.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
Notes To Financial Statements (unaudited)

Note 1--Significant Accounting Policies:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund, a non-diversified series, (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. Security Valuation--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses attributable

                              Worldwide Bond Fund
-------------------------------------------------------------------------------

  to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividend and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

Note 2--Van Eck Associates Corporation earned fees of $551,519 for the six months ended June 30, 1997 for investment management and advisory services. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the excess over $750 million. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $2,413 for costs incurred in connection with certain administrative and accounting functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses.

Note 3--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $90,088,814 and $103,853,474, respectively, for the six months ended June 30, 1997. For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $108,069,315. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $95,690, of which $1,763,628 related to appreciated securities and $1,667,938 related to depreciated securities. At December 31, 1996, the Fund had a capital loss carry forward of $4,039,373 available to offset future capital gains expiring December 31, 2003 and 2004 in the amounts of $1,233,872 and $2,805,501.

Note 4--Forward Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At June 30, 1997, the Fund had the following outstanding forward currency contracts:

                                                     Unrealized
                        Value At                    Appreciation
Contracts            Settlement Date Current Value (Depreciation)
-------------------  --------------- ------------- --------------
Foreign Currency Buy Contracts:
DEM 22,144,005
   expiring 9/17/97    $12,835,715    $12,769,707    $ (66,008)
ESP 409,217,973
   expiring 9/17/97      2,792,534      2,779,091      (13,443)
JPY 1,807,795,154
   expiring 9/17/97     16,028,693     15,962,617      (66,076)
Foreign Currency Sell Contracts:
AUD 4,500,000
   expiring 9/17/97      3,394,080      3,352,950      (41,130)
CAN 5,870,130
   expiring 9/17/97      4,273,133      4,253,718      (19,415)
FRF 15,468,850
   expiring 9/17/97      2,645,942      2,665,389       19,447
GBP 3,350,000
   expiring 9/17/97      5,563,852      5,467,435      (96,417)
IEP 1,530,000
   expiring 9/17/97      2,316,624      2,314,890       (1,734)
NZD 7,400,000
   expiring 9/17/97      5,022,822      5,083,800       60,978
SEK 26,500,000
   expiring 9/17/97      3,445,445      3,423,773      (21,672)
                                                     ---------
                                                     $(245,470)
                                                     =========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 5--Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

                              Worldwide Bond Fund
-------------------------------------------------------------------------------


The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Note 6--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $14,863.

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                               VAN ECK WORLDWIDE
                                INSURANCE TRUST

                      ----------------------------------

                              Worldwide Bond Fund



                       Van Eck Worldwide Insurance Trust
                      ----------------------------------
                      99 Park Avenue, New York, NY 10016



This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.


FR1997-0724-0167


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                                 June 30, 1997



                                    VAN ECK
                                   WORLDWIDE
                                INSURANCE TRUST
                              SEMI-ANNUAL REPORT



                                   WORLDWIDE
                                   BOND FUND


                             [LOGO] VAN ECK GLOBAL


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